Exhibit 99.1

Corporate Presentation January 2022

2 Safe Harbor Statement This presentation includes forward - looking statements about, among other things, Verastem Oncology’s programs and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology’s product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including defactinib in combination with VS - 6766; the occurrence of adverse safety events and/or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates. Additional information regarding these factors can be found in Verastem Oncology’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2020 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward - Looking Information and Factors that May Affect Future Results,” as well as in our subsequent reports on Form 8 - K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward - looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements.

3 We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer Verastem Oncology Well Positioned to Capitalize on Growth Opportunities VS - 6766 (RAF/MEKi) and defactinib (FAKi) are clinically active against RAS mutant cancers 30% of all human cancers are driven by mutations in RAS ; VS - 6766 combinations potentially broadly applicable across a variety of tumor types. Clinical collaborations with Amgen & Mirati evaluating the combinations of VS - 6766 with sotorasib & adagrasib, respectively, in KRAS G12C mutant NSCLC supported by strong pre - clinical rationale Cash Balance of $103.4 million, as of September 30, 2021 Debt reduced from approx. $185M to $0M (2019 - 2021) Annual operating expense of approximately $55 - 60 million for 2021 New lead clinical program has best - in - class potential Significant downstream market opportunity and blockbuster potential Strong balance sheet Rapid development paths to market FDA Breakthrough Therapy Designation in LGSOC; Supported by clinical results achieved in low - grade serous ovarian cancer (LGSOC), strong signal in KRAS G12V mutant NSCLC; registration - directed trials initiated in 4Q 2020

4 Key VSTM Milestones 2021 - 2022 LGSOC NSCLC Corporate 1H2021 2H2021 1Q2022 RAMP - 201 Amended to Include KRAS wt patients in Selection Phase RAMP - 201 Target enrollment of Selection Phase Complete Initiated enrollment of Expansion Phase RAMP - 202 Complete enrollment of Selection Phase Updated data from FRAME NSCLC cohort Presented at AACR Updated data from FRAME LGSOC cohort Presenting at ESMO FDA Breakthrough Therapy Designation Retired Outstanding Debt VS - 6766 + Sotorasib Collaboration w/Amgen VS - 6766 + Adagrasib Collaboration w/Mirati 2Q2022 2H2022 Additional Indications* Initiate combo study of VS - 6766 + cetuximab in KRAS mt CRC RAMP - 201 Top - Line Data from Selection Phase RAMP - 201 Complete enrollment of Expansion Phase Translational data from FRAME LGSOC cohort presented Initiate RAMP - 204 (VS - 6766 + adagrasib) in KRAS G12C (Mirati) Initiate RAMP - 203 (VS - 6766 + sotorasib) in KRAS G12C (Amgen) Top - Line Data from RAMP - 202 Selection Phase Top - Line Data from VS - 6766 + everolimus in KRAS mt Initiate combo study of VS - 6766 + abemaciclib and fulvestrant in ER+ breast cancer Initial readout of RAMP 203 data Initiate combo study of VS - 6766 + pembrolizumab in BRAF mt melanoma *Investigator - sponsored research

VS - 6766 RAF/MEK Inhibitor Program Overview

6 VS - 6766 is a differentiated, best - in - class asset potentially applicable across multiple patient populations • Unique dual RAF/MEK targeting mechanism of action • Best - in - class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Novel intermittent dosing schedule; convenient oral regimen • Promising signals of clinical activity in various RAS - driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors • Preclinical anti - proliferative activity across multiple MAPK pathway alterations (e.g. KRAS, NRAS, BRAF, NF1 mt) and multiple solid tumor indications • Strong preclinical combination data with other agents targeting RAS pathway and parallel pathways

7 High Priority Lead Indications with Multiple Growth Opportunities VS - 6766 High Priority Registration Indications Registration - Directed Trials Initiated in 4Q20  LGSOC 1,2 (RAMP 201)  KRAS G12V mt NSCLC 1,2 (RAMP 202) Signal Finding  VS - 6766 + G12Ci KRAS G12C mt NSCLC 2 (RAMP 203 - sotorasib) & (RAMP 204 - adagrasib)  Pancreatic 1,2 (10 pt cohort initiated)  KRAS mt endometrioid 1 (10 pts initiated)  Uveal Melanoma 2 (IST initiated)  VS - 6766 + Everolimus KRAS mt NSCLC 1,2 Rational Combinations  Anti - EGFR 2  SOS1 or SHP2 inhibitor 2  CDK4/6 inhibitor 2  Anti - PD - 1 1,2  G12Ci 1,2  Everolimus 1,2 RAS Pathway Dependent Cancers  Gynecological 1,2  NSCLC 1,2  Colorectal 1,2  Melanoma 1,2  Pancreatic 2 Biomarker Selection  KRAS mt 1,2  BRAF mt (V600 & non - V600) 1,2  NRAS mt 1,2  CRAF mt/fusions 2 1 Supported by clinical data 2 Supported by preclinical data

8 Robust Pipeline Targeting the RAS Pathway and Multiple Growth Opportunities RAMP 201 study = NCT04625270 RAMP 202 study = NCT04620330 RAMP 203 study = NCT05074810 FRAME study = NCT03875820 1 Registration - directed trial *Pre - clinical studies ongoing in multiple KRAS mutant tumors FDA Breakthrough Therapy Designation for VS - 6766 + defactinib Clinical Collaboration Initiated with Clinical Collaboration Initiated with LGSOC VS - 6766 +/ - defactinib KRAS G12V NSCLC VS - 6766 +/ - defactinib RAMP 203 KRAS G12C NSCLC VS - 6766 + LUMAKRAS TM (sotorasib) RAMP 204 KRAS G12C NSCLC VS - 6766 + adagrasib KRAS mt NSCLC | VS - 6766 + everolimus (mTORi)

9 VS - 6766 is a Unique Small Molecule RAF/MEK Clamp VS - 6766 (RAF/MEKi) Mirdametinib (MEKi)  VS - 6766 inhibits both MEK & RAF kinase activities by trapping them in inactive complexes  MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK - dependent feedback inhibition of RAF  By inhibiting RAF phosphorylation of MEK, VS - 6766 has advantage of not inducing pMEK  VS - 6766 inhibits ERK signaling more completely; may confer enhanced therapeutic activity References : Ishii et al., Cancer Res , 2013; Lito et al., Cancer Cell , 2014

10 VS - 6766 inhibits cell proliferation across multiple MAPK pathway alterations and multiple solid tumor indications SW1463 MIAPACA2 H358 H1373 SW837 H2122 H2030 SW1573 HPAC ASPC1 HPAFII SNU-C2B LS513 LS 180 SKLU1 A427 SNU-C2A H441 SW403 SK-CO-1 SW620 PANC0327 H2291 SNG-M SW480 H2444 CAPAN2 CFPAC1 NCI-H747 HCT 116 DLD-1 T84 HCT-15 Calu-6 HT-29 WM-266-4 SW1417 A-375 C32 SK-MEL-5 IGR-1 Colo-205 A2058 HS852.T RKO NCI-H2087 RL95-2 GAK SK-MEL-2 HEC-151 HS940.T HMCB SW48 AN3 CA 5637 0.01 0.1 1 10 VS-6766 IC50 (3D proliferation assay) VS-6766 IC50 (  KRAS G12V KRAS G13D KRAS G12D BRAF V600E KRAS G12C Indication NSCLC Panc CRC Indication: KRAS/BRAF/NRAS/NF1 status: Melanoma NF1 mt NRAS mt KRAS Q61K BRAF class 2 mt KRAS G12C KRAS G12D KRAS G12V Other KRAS mt BRAF mt NRAS mt ARAF mt ERK2 mt Endometrial Bladder Other mt Reference: Pachter RAS - Targeted Drug Discovery , Sep 2021 3D proliferation assay

11 Vertical Blockade: Establishing VS - 6766 as the backbone of therapy for RAS pathway - driven tumors ▪ Current Challenges • Blocking any single target in the pathway is insufficient for maximum depth and duration of anti - tumor efficacy • e.g., SHP2i, KRAS - G12Ci, RAFi, MEKi, ERKi • Vertical blockade concept is now well established • Necessary to block more than 1 target in the pathway • Many of these agents (e.g., SHP2i, MEKi) have poor tolerability as monotherapy and in combination ▪ Solutions offered by VS - 6766 • Vertical blockade (RAF and MEK blockade) in a single drug • Best - in - class tolerability with established twice weekly dosing regimen • Should enable tolerable combinations • Compelling synergy data (preclinical) for VS - 6766 combinations (e.g., with KRAS - G12C inhibitors) supporting clinical combinations RTK Growth factors EGFRi FGFRi G12Ci RAFi MEKi ERKi VS - 6766 SHP2i SOS1i RAS RAF MEK ERK Tumor Growth References: 1 Chen, Mol Cancer Res 2018; 2 Banerji, BTOG Dublin, Jan 23, 2019

12 Parallel Pathway Inhibition: Establishing VS - 6766 as the backbone of therapy for RAS pathway - driven tumors ▪ Current Challenges • Blocking Ras pathway can be circumvented through parallel pathways • e.g., PI3K/AKT/mTOR, FAK, RhoA, YAP • Combinations of MEKi + AKTi have shown poor tolerability ▪ Solutions offered with VS - 6766 • Good tolerability with twice weekly VS - 6766 opens up intermittent dosing options for combinations • Compelling preclinical synergy data with VS - 6766 in combination with FAK inhibition and with AKT pathway inhibition (e.g., everolimus) • RP2D established for VS - 6766 + defactinib and for VS - 6766 + mTORi (everolimus) with twice weekly regimen β α Integrin FAK Extracellular Matrix P PI3K AKTi mTORi FAKi SRC AKT RTK Growth factors G12Ci RAFi MEKi ERKi VS - 6766 RAS RAF MEK ERK SHP2i SOS1i Tumor Growth EGFRi FGFRi RhoA, YAP, etc. mTOR References: 1 Chen, Mol Cancer Res 2018; 2 Banerji, BTOG Dublin, Jan 23, 2019

VS - 6766 +/ - Defactinib in Low - Grade Serous Ovarian Cancer

14 Favorable Tolerability Profile with Novel Intermittent Dosing Regimen VS - 6766 monotherapy Daily at MTD N=6 28 - day cycle RP2D VS - 6766 monotherapy 4mg twice weekly N=26 28 - day cycle RP2D (VS - 6766 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28 - day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard - Poirier, et al .. ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients Summary of FRAME Safety Profile Most Adverse Events (AE) were Grade 1/2 Few patients have discontinued due to AEs in the study

15 Favorable Tolerability Profile at Recommended Phase 2 dose for VS - 6766 plus defactinib combination regimen Treatment Related Adverse Events Details* (≥10% patients in cohort 3.2mg 6766 and Def 200mg ) VS - 6766 4mg Twice Weekly (4 wks of every 4 wks) 1 n=22 VS - 6766 3.2mg Twice Weekly Def 200mg BID (3 wks of every 4 wks) 2 n=38 Gr1/2 Gr3/4 Gr1/2 Gr3/4 Rash 15 5 32 2 CK Elevation 13 2 19 2 AST Elevation 1 13 Hyperbilirubinemia 14 1 Visual Disturbance 13 9 ALT Elevation 2 5 Diarrhoea 6 1 14 1 Fatigue 5 1 8 1 Oral Mucositis^ 7 1 11 Nausea 5 5 Vomiting 2 4 Peripheral Edema 9 10 Paronychia 3 4 Thrombocytopenia 6 Pruritus 3 0 5 Summary of FRAME Safety Profile  Most Adverse Events (AE) were Grade 1/2  Few patients have discontinued due to AEs in the study RP2D  VS - 6766 3.2 mg oral twice wkly (3 wks of every 4 wks)  Defactinib 200 mg oral BID (3 wks of every 4 wks) *AEs were graded by NCI CTC v4; highest grade only recorded for each patient; AEs presented in ≥10% Patient (cohort 3.2mg 6766 and Def 200mg) data preliminary and subject to change; ^also includes glossitis/mouth ulcers References: 1 Data on file VS - 6766 Investigator’s Brochure; 2 Banerji, Q4 2020 report

16 VS - 6766 in Combination with Defactinib Shows Promising ORR with Durability in Refractory LGSOC with Expanded Number of Patients (n=24) Reference: Banerjee et al., ESMO Sept 2021 Data cut off April 2021 PFS: Progression free survival NR: Not reached • Overall response rate (ORR) = 46% (11 confirmed PRs/24) o KRAS mutant ORR = 64% (7 confirmed PRs/11) o KRAS wild - type ORR = 44% (4 confirmed PRs/9) o KRAS status undetermined (1 unconfirmed PR/4) • Response too early to determine for 2 pts on study for  5 months • Responses in patients previously treated with MEKi • 54% (13/24) patients still on treatment • 1 patient discontinuing for adverse events as of April 2021 • Median PFS 23 months (95% CI 10.6 - NR) across all LGSOC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (cycles) Response (% change from baseline) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS WT FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS WT FRA101028 - undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment FRA101039 - KRAS WT FRA103001 - KRAS G12V FRA104001- KRAS D57-T58ins FRA103002 - undocumented FRA101042 - KRAS G12D FRA103003 - KRAS WT FRA102018 - KRAS WT FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) Undocumented KRAS wt KRAS wt KRAS G12D KRAS wt KRAS D33E, I24N Undocumented Prior MEK inhibitor * * KRAS G12A KRAS G12V KRAS G12D KRAS G12V * KRAS wt KRAS G12D Confirmed partial response Unconfirmed partial response KRAS wt KRAS wt * * Best response by RECIST KRAS wt KRAS G12D KRAS wt KRAS wt KRAS G12D KRAS D57-T58ins * * * * * * Still on treatment * KRAS G12D Undocumented * * Undocumented Stable disease FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) Undocumented KRAS wt KRAS wt KRAS G12D KRAS wt KRAS D33E, I24N Undocumented Prior MEK inhibitor * * KRAS G12A KRAS G12V KRAS G12D KRAS G12V * KRAS wt KRAS G12D Confirmed partial response Unconfirmed partial response KRAS wt KRAS wt * * Best response by RECIST KRAS wt KRAS G12D KRAS wt KRAS wt KRAS G12D KRAS D57-T58ins * * * * * * Still on treatment * KRAS G12D Undocumented * * Undocumented Stable disease

17 LGSOC: Limited Treatment Options with High Unmet Need References: 1 NCCN guidelines Low - Grade Ovarian Cancer – Treatment Algorithm 1 Observe only Pt Chemo Combo: Carbo - Pt + Paclitaxel (preferred) + Beva for Stage II - IV (incl maintenance Beva) OR Hormonal Tx (2B)  Pt - Chemo combo +/ - Beva  Trametinib  Fulvestrant Recurrence  Taxane or gemcitabine, or doxorubicine, or topotecan +/ - Beva  Trametinib  Fulvestrant Pt - Sensitive Pt - Resistance Stage IC Stage II - IV Stage IA - IB Therapy Response Rate ORR Median PFS Months (95% CI) Discontinuation Rate due to AEs Standard of Care 1 6% 7.2 (5.6 - 9.9) 12 % Trametinib 1 26% 13.0 (9.9 - 15.0) 35% Standard of Care 2 13% 10.6 (9.2 to 14.5) 17% Binimetinib 2 16% 9.1 (7.3 - 11.3) 31% 1 Gershenson, et al. ESMO 2019. 2 Monk et al., J Clin Oncol 2020. Standard of Care = letrozole, tamoxifen, chemotherapy PFS = Progression free survival CI = confidence interval

18 70% of LGSOC tumors driven by mutations in the RAS pathway LGSOC is a type of ovarian cancer that disproportionately affects younger women Patients often experience significant pain and suffering from their disease over time A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10 - yr prevalence ~80,000 worldwide, ~6,000 US) Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available 1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year ~30% of LGSOC Patients Have KRAS mt ~70% of LGSOC Shows RAS Pathway - Associated mts References: AACR Project GENIE Cohort v9.0 - public and Verastem unpublished analysis Reference: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Canc er, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian cancer: State of the Science ; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018. KRAS mutant , 30% NRAS, BRAF, ARAF mutant , 20% Other RAS - associated gene mutations , 20% Non - RAS - associated , 30%

19 RAMP 201: Registration - directed Phase 2 Trial of VS - 6766+/ - Defactinib in Recurrent LGSOC - KRAS Mutant (mt) and Wild Type (wt) *Dosing: Defactinib + VS - 6766 combo: Defactinib 200mg PO BID: 21/28 days + VS - 6766 3.2mg PO 2x/wk 21/28 days; VS - 6766 monothera py: VS6766 4.0 mg PO 2x/wk 21/28 days **Expansion Phase – final sample size to be adjusted based on adaptive design Defactinib+VS - 6766 KRAS - mt (n=16) VS - 6766 Mono KRAS - mt (n=16) Expand each cohort to ~36 patients (~20 additional patients)**. Total Expected Patients: to ~144 patients ** .. Selection Phase* Expansion Phase** Defactinib+VS - 6766 KRAS - wt (n=16) VS - 6766 Mono KRAS - wt (n=16) Now enrolling expansion phase Primary Endpoint: Objective Response Rate (blinded independent review) Hierarchical evaluation of: 1) In KRAS mt patients 2) All patients (KRAS mt & wt) Registration - directed Study: FDA Supportive of Development Strategy, Adaptive Design and Inclusion of KRAS wt LGSOC Commenced in Nov. 2020 with estimated Primary Completion Date for the Expansion Phase of June 2023 (NCT04625270)  Recurrent LGSOC  Prior chemotherapy  Measurable disease (RECIST 1.1)  Prior MEKi allowed

20 LGSOC market opportunity larger or comparable to other high unmet need KRAS opportunities NSCLC KRAS G12C 3 Pancreatic 3 LGSOC 3 Endometrioid 3 Metastatic uveal melanoma 3 ~6K patients US 1 ~80K patients WW 1 Patient - months of Therapy Per Year 2 (across all 2L+ patients) 1 References : Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Cli n Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian cancer: State of the S cience; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Glo bocan 2020 2 Patient - months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of thera py; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific pub lications. Duration of therapy estimates from clinical studies and clinician experience. Patient - months on therapy is for 2 nd - line+ patients 3 NSCLC KRAS G12C 2 nd line patients (incidence); Pancreatic RAS/RAF mutant 2 nd - line patients (incidence); LGSOC KRAS mutant and wild - type patients (prevalence); Endometrioid RAS/RAF mutant 2 nd - line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd - line patients (incidence) Prevalence - 50,000 100,000 150,000 ~4k ~2k wild type KRAS mutation

VS - 6766 +/ - Defactinib in NSCLC

22 High Unmet Need in Refractory KRAS mt NSCLC Adenocarcinoma 0 5 10 15 G12C G12V G12D G12A G13C G12S G13D % of Patients KRAS Mutation Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping 5 Appropriate targeted agent Chemotherapy  Docetaxel  Gemcitabine  Pemetrexed Prior PD - (L)1 No Prior PD - (L)1 PD - (L)1 Chemo  PD - (L)1 PD - (L)1 single agent or PD - (L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF /KRAS - G12C (targeted) Non - targeted PD - (L)1  1% Non - Targeted PD - (L)1  1% NSCLC Adenocarcinoma 3 US Annual Incidence 1,2 : 92K WW Annual Incidence 1,2 : 836K KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma (EGFR 17%, ALK 7%) 4  SOC in recurrent disease is chemotherapy  Pre - PD - (L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30 – 45% References: 1 Globocan, 2018 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non - small cell lung cancer guidelines Version 3.2020 Recurrence Recurrence

23 VS - 6766 Inhibits CRAF - The key driver of KRAS G12V mt NSCLC References: Ishii et al. Cancer Res (2013), Blasco, R. B. et al. Cancer Cell (2011), Lito, P. et al. Cancer Cell (2014), Sanclemente, M. et al. Cancer Cell (2018) A Precision Approach to KRAS G12V Driven NSCLC CRAF, but not BRAF, ablation improves survival of mice with KRAS G12V induced lung cancer in vivo  KRAS G12V signals mainly through RAF/MEK in contrast to other variants, such as KRAS - G12D, which signal more through PI3K/AKT  KRAS G12V models are especially dependent on CRAF KRAS G12V CRAF BRAF PI3K MEK/ERK AKT/mTOR Tumor Growth CRAF Drives KRAS G12V mt NSCLC 1 +83%  OS CRAF KO Shows Strong Efficacy BRAF KO Has No Effect

24 VS - 6766 +/ - FAKi induces significant tumor regression in KRAS G12V mt NSCLC in vivo model, with clear differentiation from trametinib Doses Tested Trametinib: 0.1 mg/kg QD (5 days/week) VS - 6766: 0.1 mg/kg QD (5 days/week) FAKi: 50 mg/kg BID (5 days/week) KRAS G12V mutant; Tp53 KO NSCLC • VS - 6766 monotherapy caused tumor regression • VS - 6766 + FAKi showed stronger regression • No significant anti - tumor effect of trametinib at same dose level Reference: Coma et al. AACR 2021 Vehicle Trametinib VS-6766 FAKi VS-6766 + FAKi 0 2 4 6 8 10 20 40 60 80 Tumor volume fold change (mean) 4 weeks of treatment Statistics: Mann - Whitney test Collaboration with Mariano Barbacid

25 Case Study: Response to VS - 6766 + defactinib in a patient with KRAS G12V mutant NSCLC Reference: Krebs et al. AACR 2021 May 2019: Diagnosed with NSCLC June 2019 - Sept 2019: Treated with first line Carboplatin + Pemetrexed + Pembrolizumab Oct 2019: Progression, palliative RT to right hip Nov 2019 – present: On treatment in FRAME study VS - 6766 + Defactinib VS - 6766 + Defactinib

26 Strong Signal Identified in KRAS G12V NSCLC  Preclinical evidence suggests combination with Defactinib may improve efficacy in KRAS G12V mt NSCLC  Activity of VS - 6766 as a single agent and in combo with Defactinib in KRAS G12V mt NSCLC VS - 6766 ± Defactinib Has a Confirmed 57% ORR in KRAS G12V mt NSCLC in Integrated Analysis References: 1 Guo, et al Lancet Oncology 2020 2 Krebs, AACR April 2021(March 18, 2021 cutoff) Best Response by RECIST in KRAS G12V mt NSCLC Time on Treatment for KRAS G12V mt NSCLC Mono Mono Mono Mono Combo Mono Combo -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) 4.0 mg VS-6766/200 mg defactinib Best response by RECIST 0 -8 -38 -46 -68 -70 0 Mono: VS-6766 monotherapy Combo: VS-6766 + Defactinib Continuing on treatment * * + + NSCLC (57% ORR; N=7) Weeks on treatment 0 10 20 30 40 50 60 70 Mono Combo Mono Mono Mono Combo Mono 180 200 220 216 216 70 70 58 58 20 20 19 19 18 18 14 14 Time on Treatment (weeks) Continuing on treatment Time on Treatment 24 Mono: VS-6766 monotherapy Combo: VS-6766 + Defactinib * * 4.0 mg VS-6766/200 mg defactinib + +

27 RAMP 202: Registration - directed Phase 2 Trial of VS - 6766+/ - Defactinib in KRAS Mutant (mt), G12V Enriched Advanced NSCLC References: 1 Defactinib 200 mg PO BID (21/28 days) + VS - 6766 3.2 mg PO 2x/wk (21/28 days) 2 VS - 6766 4.0 mg PO 2x/wk (21/28 days) This Registration - directed Phase 2 Study commenced December 2020 with an estimated Primary Completion Date for the Expansion Phase of March 2023 (NCT04620330)  Advanced NSCLC  1 - 2 prior regimens  1 prior platinum - containing chemo;  Prior CPI unless contraindicated  Measurable disease (RECIST 1.1)  Appropriate approved therapy for other relevant mutations  No prior MEKi, no prior KRAS - specific targeted therapy  No untreated CNS metastases  ECOG OS 0 - 1 Defactinib+VS - 6766 1 KRAS mt G12V N=16 VS - 6766 2 KRAS mt G12V N=16 KRAS Mutant – G12V Selected Regimen based on ORR Selection Phase Expansion Phase Defactinib+VS - 6766 1 KRAS mt non - G12V N=40, maximum KRAS Mutant – non - G12V  Exploratory mutation - specific cohort analyses for ORR  Final G12V sample size to be discussed with FDA  Non - G12V Cohorts TBD based on results of exploratory analysis

28 Preclinical synergy of VS - 6766 + G12C inhibitors in KRAS G12C mt models Synergy of VS - 6766 + G12C inhibitor AMG 510 across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Trametinib: 0.3 mg/kg QD VS - 6766: 0.3 mg/kg QD FAKi: 50 mg/kg BID AMG 510: 30 mg/kg QD -100 0 100 200 300 400 Response at Day 10 Response (% change from baseline) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 Vehicle Trametinib 10 PR VS-6766 FAKi AMG510 AMG510 + Trametinib AMG510 + VS-6766 AMG510 + FAKi VS-6766 + FAKi AMG510 + VS-6766 + FAKi -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR Response @ Day 10 VS - 6766 & FAKi potentiate AMG 510 efficacy in KRAS G12C mutant NSCLC in vivo; Tumor regression in all mice with triple combination VS - 6766 + AMG 510 yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C mutant NSCLC AMG 510 VS - 6766 4h 48h p - ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C mutant NSCLC Concentrations Tested AMG 510: 100 nM VS - 6766: 100 nM Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors VS - 6766 + AMG 510 VS - 6766 + MRTX849 H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 0 5 10 15 20 25 30 0 500 1000 1500 2000 Tumor growth Days after cell inoculation Tumor volume (mm 3 +/- SEM) Vehicle AMG510 AMG510 + FAKi AMG510 + VS-6766 AMG510 + VS-6766 + FAKi VS-6766 Reference: Coma et al., AACR 2021

29 Acquired resistance mechanisms to KRAS G12Ci treatment in patients further support combination of KRAS G12Ci with VS - 6766 Summary of Putative Mechanisms of Acquired Resistance to Adagrasib Treatment • Mechanisms of acquired resistance to KRAS G12Ci adagrasib treatment in patients recently reported 1,2 • The main resistance alterations occurred in • RTK mts or amplifications • KRAS mts or amplification • NRAS mt • BRAF V600E mt, BRAF or CRAF fusions • MAP2K1 (MEK1) mt/deletion • VS - 6766 is expected to be effective against these KRAS, NRAS, BRAF and CRAF modifications Reference: 1 Awad MM et al., N Engl J Med 2021; 384: 2382 - 93; 2 Tanaka et al., Cancer Discov 2021;11:1 – 10

30  Patients must have known G12C KRAS mutation determined using validated test  Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B - C or 4 NSCLC  Patient may have previously received adjuvant chemotherapy for earlier - stage disease  Measurable disease according to RECIST 1.1  ECOG performance status ≤ 1 RAMP 203: Phase 1/2 Trial of VS - 6766 + LUMAKRAS TM (sotorasib) in KRAS G12C - mutated advanced NSCLC Part A (Dose Evaluation) portion of study expected to be initiated in 1Q 2022 ( NCT05074810 ) RP2D Selection Part A: Dose Evaluation (3+3 DLT Assessment) Part B: Dose Expansion at RP2D (Primary endpoint ORR) Cohort 1 Patients without Prior KRAS G12C Inhibitor Treatment Stage 1 : ~20 patients Stage 2 : expand VS - 6766 + Sotorasib Dose Finding Cohorts (N= 3 - 6 pts) Cohort 2 Patients whose NSCLC Progressed on KRAS G12C Inhibitor Treatment Stage 1 : ~20 patients Stage 2 : expand

Future Opportunities: VS - 6766 as Backbone of RAS Therapy

32 Vertical Blockade: Preclinical synergy in combination with several promising targets H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 0 10 20 30 40 50 VS-6766 + AMG 510 Combined Synergy Score NSCLC Panc Synergy Antagonism Indication CRC H2122 H1373 MIAPACA2 H358 SW1573 HPAC ASPC1 A427 HPAFII SKLU1 PANC0327 H2291 CFPAC1 H2444 CAPAN2 H441 -20 0 20 40 VS-6766 + Afatinib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 80% (4/5) 100% (6/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism H2122 SW1573 H1373 MIAPACA2 H358 ASPC1 HPAFII A427 HPAC SKLU1 CAPAN2 CFPAC1 H2291 PANC0327 H2444 H441 -20 -10 0 10 20 30 40 VS-6766 + LY-3214996 Combined Synergy Score NSCLC PDAC Synergy Antagonism 100% (5/5) 66% (4/6) 60% (3/5) KRAS G12C KRAS G12D KRAS G12V Indication VS - 6766 + pan - HERi (Afatinib) VS - 6766 + ERK1/2i (LY3214996) VS - 6766 + SHP2i (RMC - 4550) H2122 MIAPACA2 H358 H1373 SW1573 A427 HPAC HPAFII SKLU1 ASPC1 PANC0327 CFPAC1 H2444 H2291 CAPAN2 H441 -20 0 20 40 VS-6766 + BI-3406 Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 83% (5/6) 60% (3/5) Indication NSCLC PDAC Synergy Antagonism VS - 6766 + SOS1i (BI - 3406) Reference: Coma et al., AACR 2021 VS - 6766 + G12Ci (AMG 510) H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 0 10 20 30 40 50 VS-6766 + AMG 510 Combined Synergy Score NSCLC Panc Synergy Antagonism Indication CRC H2122 SW837 SW1573 H358 MIAPACA2 H1373 0 10 20 30 40 50 VS-6766 + MRTX849 Combined Synergy Score NSCLC PDAC Synergy Antagonism Indication CRC VS - 6766 + G12Ci (MRTX849)

33 Parallel Pathway Inhibition: Two synergistic combinations already progressed to clinical stage Reference: Coma et al., RAS - Targeted Drug Discovery, Feb 2021 SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1 -40 -20 0 20 40 VS-6766 + M2698 Combined Synergy Score NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication MIAPACA2 H358 H1373 SW1573 H2122 HPAC A427 ASPC1 HPAFII SKLU1 CFPAC1 H2291 H441 H2444 PANC0327 CAPAN2 -20 -10 0 10 20 VS-6766 + Defactinib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 40% (2/5) 83% (5/6) 20% (1/5) Indication NSCLC PDAC Synergy Antagonism H2122 MIAPACA2 H1373 H358 SW1573 A427 HPAC ASPC1 HPAFII SKLU1 CFPAC1 CAPAN2 H2291 PANC0327 H441 H2444 -20 -10 0 10 20 30 40 VS-6766 + Palbociclib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 50% (3/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism VS - 6766 + mTORi (Everolimus) VS - 6766 + CDK4/6i (Palbociclib) VS - 6766 + p70S6K/AKTi (M2698) VS - 6766 + FAKi (Defactinib) SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1 -40 -20 0 20 40 VS-6766 + M2698 Combined Synergy Score NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication

Corporate

35 Key Financial Statistics Cash, cash equivalents & investments $103.4M Shares fully diluted 196.9M Insider ownership (outstanding / vested) 8.1% / 5.1% As of September 30, 2021 * The 2018 Notes have an initial conversion rate of 139.5771 shares of Common Stock per $1,000 which translates to an initial c on version price of $7.16 per share of Common Stock.

Backup Slides

37 Verastem Oncology Strategic Transformation Q1 2021: LGSOC study updated to include KRAS wild type patients Q4 2020: Initiated registration - directed ph. 2 study in LGSOC Initiated registration - directed ph. 2 study in NSCLC Q3 2020: Divested global rights to Copiktra to Secura Bio Q1 2020: In - licensed global rights to VS - 6766, best - in - class RAF/MEK inhibitor, from Chugai PIPE financing based on data for new clinical program Q2 2021: FDA Breakthrough Therapy Designation granted for VS - 6766 + Defactinib in LGSOC Q3 2021: Remaining outstanding debt retired VS - 6766 + sotorasib Collaboration agreement with Amgen Q4 2021: VS - 6766 + adagrasib Collaboration agreement with Mirati

38 High Unmet Needs in RAS/RAF/MEK/ERK - Driven Cancers NSCLC Incidence 3,5 : 194K Colorectal Incidence 5 : 105K Pancreatic Incidence 5 : 58K Uterine Endometrioid Incidence 4,5 : 59K Melanoma Incidence 5 : 108K Multiple Myeloma Incidence 5 : 32K Melanoma Incidence 5 : 108K Ovarian Incidence 5 : 22K Papillary Thyroid Incidence 5,6 : 42K Ovarian Incidence 5 : 22K Incidence References: 1 Reference for RAS mt frequencies – Cox et al. Nature Reviews 13: 828, 2014; 2 Reference for BRAF mt frequencies – Turski et al. Mol Cancer Ther 15: 533, 2016 3 85% of lung cancer is NSCLC (Lu et. al. Cancer Manag Res. 2019) ; 4 90% of all uterine cancers are of the endometrial type (ACS) ; 5 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7 - 30 ; 6 8 out of 10 thyroid cancers are of the papillary type (ACS) References: McCormick F Clin Cancer Res 15April2015; 6 Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. Nature Reviews Clinical Oncology 01Oct2018; NIH cancer.gov/research/key - initiatives/ras KRAS - mutant Cancers 1 31% 45% 98% 21% NRAS - mutant Cancers 1 28% BRAF - mutant Cancers 2 60% 35 – 60% 30 – 80% 20% 5% Challenges with conventional approaches  Modest progress; limited number of approved therapies  Single agent therapies (e.g., MEK inhibitors) associated with resistance  Tolerable combination regimens with MEK inhibitors have been challenging  Current RAS inhibitors in development address only a minority of all RAS mutated cancers Breadth of potential opportunity  30% of all human cancers are driven by mutations of the RAS family of genes 6 Established prognostic significance  Patients with mutations of the RAS family have an overall worse prognosis

39 KRAS G12V and G12D Represent ~50% of KRAS Mutations across Human Cancers 21.40% G12V 25.30% G12D 5.10% G12A 13.30% G12C 2.70% Q61H 32.20% Others Pancreatic Adenocarcinoma 1 G12D G12V G12R Q61H Q61R G12A G12C 0 10 20 30 Pancreatic Cancer KRAS Mutation % of patients Uterine Endometrioid Carcinoma 1 G12D G12V G13D G12A G12C G13C Q61H 0 2 4 6 8 10 Uterine Endometrioid Carcinoma KRAS Mutation % of patients References: 1 TCGA PanCancer Atlas (cBioPortal analysis) 2 90% of all uterine cancers are of the endometrial type (ACS) 3 Cancer Statistics 2020 (Siegel et al. CA Cancer J Clin 2020; 70:7 - 30) Annual Incidence 3 : 58K Annual Incidence 2 , 3 : 59K % frequency in a total of 780 cancer patients with KRAS mutations 1

40 VS - 6766 and FAK inhibitor combination leads to more robust anti - tumor efficacy in vivo KRAS mt Ovarian TOV - 21G in vivo Model 1 KRAS mt NSCLC H358 in vivo Model 2 0 5 10 15 0 100 200 300 400 500 Tumor growth VS-4718 + CH5126766 Days on treatment Tumor volume (mm 3 +/- SEM) Vehicle Trametinib 1.5 mg/kg QD FAKi 50 mg/kg BID VS-6766 1.5 mg/kg QD VS-6766 + FAKi 0 5 10 15 20 0 200 400 600 Tumor growth Days on treatment Tumor volume (mm 3 +/- SEM) Vehicle Trametinib 0.3 mg/kg QD FAKi 50 mg/kg BID VS-6766 0.3 mg/kg QD VS-6766 + FAKi References: 1 Coma AACR 2021; 2 Krebs AACR 2021

41 Overcoming Key Resistance Mechanisms to MEK Inhibitors • MEK inhibition induces compensatory activation of pFAK preclinically and clinically Pre dose Post VS-6766 Post combination 0 50 100 150 p-FAK H-Score o Trametinib induced ↑ pFAK (Y397) preclinically in KRAS mt NSCLC cell lines o Also observed in patients • VS - 6766 induced ↑ pFAK (Y397) as a potential resistance mechanism in the majority of patients • Combination with defactinib reduced this compensatory pFAK signal = Feedback Reactivation References: Banerji, BTOG Dublin, Jan 23, 2019 Banerji, AACR VM 1, April 27, 2020, CT143

42 Pharmacokinetic Profiles of VS - 6766 + Defactinib in Combination Similar to that seen in Single Agent Studies Cohort Dose (mg) N Subject AUC 0 - 24h (h*ng/mL) C max (ng/mL) 1 3.2 (with 200mg VS) 3 Mean 6179 354 CV% 32.1 30.4 2a 4 (with 200mg VS) 5 Mean 5353 289 CV% 15.8 16.0 2b 3.2 (with 400mg VS) 1 FRA101 - 007 3302 229 VS - 6766 Cohort Dose (mg) N Subject AUClast (h*ng/mL) Cmax (ng/mL) 1 200 (with 3.2mg RO) 3 Mean 2071 273 CV% 103 80 2a 200 (with 4mg RO) 5 Mean 2252 318 CV% 124 117 2b 400 (with 3.2mg RO) 3 Mean 2807 360 CV% 31 32 Defactinib Reference: Banerji, AACR VM 1, April 27, 2020, CT143

43 0 10 20 30 40 50 60 70 FRA101017 FRA102005 FRA101043 FRA101040 FRA101034 FRA101018 FRA102016 FRA101026 FRA101020 FRA101036 FRA102004 FRA101010 FRA102008 FRA102006 FRA102007 FRA101041 FRA102017 FRA102002 FRA102009 FRA101031 Time on Treatment (weeks) Unconfirmed PR Partial response Stable disease Progression disease Time on Treatment G12D Q61H G12C G12D G12A G12V G12D G12C G12D G12C G12D G12C G12D G12V *  Time to response * * G12A G12C G12D Continuing on treatment * # # G12C G12D G12C NSCLC Responses with VS - 6766 + Defactinib Combination (n=20) Confirmed responses in 2/2 patients with KRAS G12V mt NSCLC Tumor reduction in 4/6 patients with KRAS G12C mt NSCLC Data cut off March 5, 2021 • ORR = 15% (3/20) • ORR in G12V mt = 100% (2/2) • DCR =65% (13/20) • 3/20 (15%) still on study • 7 pts on treatment ≥ 24 weeks Reference: Krebs et al. AACR 2021 FRA101040 FRA101034 FRA101026 FRA101017 FRA101018 FRA101043 FRA102008 FRA101020 FRA102007 FRA102017 FRA102004 FRA102006 FRA102002 FRA102009 FRA101036 FRA101041 FRA101010 FRA101031 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 Best Response (% change from baseline) G12C G12D G12A G12D G12D Q61H G12C G12A G12C * G12C G12V G12C G12V G12D Continuing on treatment * Partial response Stable disease Best response by RECIST in KRAS mt NSCLC Progressive disease * * G12D G12D G12C # # Unconfirmed PR G12D KRAS mt FRA101040 FRA101034 FRA101026 FRA101017 FRA101018 FRA101043 FRA102008 FRA101020 FRA102007 FRA102017 FRA102004 FRA102006 FRA102002 FRA102009 FRA101036 FRA101041 FRA101010 FRA101031 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 60 Best Response (% change from baseline) G12C G12D G12A G12D G12D Q61H G12C G12A G12C * G12C G12V G12C G12V G12D Continuing on treatment * Partial response Stable disease Best response by RECIST in KRAS mt NSCLC Progressive disease * * G12D G12D G12C # # Unconfirmed PR G12D KRAS mt

44 Target exposure for preclinical tumor regression is covered by twice weekly dosing of 4 mg VS - 6766 3 wks on/1 wk off  Modeling of PK for 4 mg VS - 6766 2 /wk, 3 wks on/ 1 wk off, based on 4 mg single dose PK data (study NO 21895 )  Relationship to average exposure for tumor regression in KRAS G 12 V mt NSCLC mouse model C av for tumor regression from KRAS G12V mt NSCLC GEMM model References: Martinez - Garcia et al., Clin Cancer Res 2012; Coma et al. AACR 2021

45 Status: Combination of VS - 6766 with Everolimus (mTOR inhibitor) • Synergy of VS - 6766 + everolimus observed broadly across cancer cell lines with various KRAS mutation variants • A well - tolerated RP2D for VS - 6766 + everolimus has been established with intermittent dosing of both agents (twice weekly; 3 wks on/1 wk off) • KRAS mutant NSCLC expansion cohort is currently ongoing with VS - 6766 + everolimus VS - 6766 + Everolimus SW1573 H1373 H358 MIAPACA2 H2122 A427 SKLU1 HPAFII ASPC1 HPAC H2291 H2444 CAPAN2 H441 PANC0327 CFPAC1 -40 -20 0 20 40 VS-6766 + M2698 Combined Synergy Score NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication Reference: Coma et al., RAS - Targeted Drug Discovery, Feb 2021

46 Combination of VS - 6766 with anti - EGFR mAb induces tumor regression in a KRAS mt Colorectal PDX model • VS - 6766 + anti - EGFR (panitumumab) induces tumor regression in a KRAS G12V mt CRC patient - derived xenograft model • G12Ci + anti - EGFR (sotorasib + panitumumab and adagrasib + cetuximab) have shown partial responses in KRAS G12C mt CRC (Fakih et al. ESMO 2021; Weiss et al. ESMO 2021) • These data support clinical testing of VS - 6766 + anti - EGFR for treatment of KRAS mt CRC Vehicle VS - 6766 Panitumumab (anti - EGFR) Panitumumab + VS - 6766 Collaboration with Marwan Fakih, City of Hope Pachter, RAS Development Summit, 2021

47 VS - 6766 monotherapy has shown clinical activity in several cancer indications, including NSCLC Best Response Guo et al., Lancet Oncology 2020

48 VS - 6766 upregulates MHC Class I antigens on tumor cells: a mechanism for potentiation of I/O efficacy Cell Line Tumor type RAS/RAF mutation status A549 Lung KRASmt G12S TOV21g Ovarian KRASmt G13C SKMEL5 Melanoma BRAFmt V600E IGR - 1 Melanoma BRAFmt V600E WM115 Melanoma BRAFmt V600E A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 B2M Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 8 HLA-A Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 TAP-1 Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0.0 0.5 1.0 1.5 2.0 2.5 TAP-2 Relative mRNA Levels DMSO VS-6766 KRAS mt BRAF mt VS - 6766 @ 1 µM (except SKMEL5 and IGR - 1, 300 nM) Reference: Pachter, RAS - Targeted Drug Development, Sept 2020

49 VS - 6766 enhances tumor growth inhibition when combined with anti - PD - 1 in the CT26 KRAS (G12D) syngeneic model Reference: Pachter, RAS - Targeted Drug Development, Sept 2020 -100 0 100 200 300 400 Response at Day 13 % Change in Tumor Volume Vehicle VS-6766 anti-PD-1 VS-6766 + anti-PD-1 20 40 60 80 100 0 20 40 60 80 100 Survival Time Percent survival VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Day 11, Last dose anti - PD - 1 Day 28, Last dose VS - 6766 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 Survival Days after first dose Percent survival VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Tumor re - challenge in tumor - free mice showed immune memory with increased memory T cells 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 200 400 600 800 1000 1200 Tumor growth Days after first dose Tumor volume (mm 3 +/- SEM) Vehicle VS-6766 0.5 mg/kg QD anti-PD-1 3 mg/kg 2xW VS-6766 + anti-PD-1

50 LGSOC Market Opportunity – Reference Calculations NSCLC KRAS G12C 3 Pancreatic 3 LGSOC 1 Endometrioid 3 Metastatic uveal melanoma 3 Patient - months of Therapy Per Year (across all 2L+ patients) 2 Average months on Therapy (per patient) 2 Number of Patients (2L+) 2 - 10,000 20,000 30,000 40,000 1 Prevalence used for LGSOC patient population estimate. References : Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Cli n Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low - Grade serous ovarian cancer: Sta te of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low - Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020 2 Patient - months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of thera py; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort 9.0 public, and scientific publications. Duration of therapy estimates fr om clinical studies and clinician experience. Number of patients and months on therapy are for 2 nd - line+ 3 NSCLC KRAS G12C 2 nd line patients (incidence); Pancreatic RAS/RAF mutant 2 nd - line patients (incidence); Endometrioid RAS/RAF mutant 2 nd - line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd - line patients (incidence) - 5.00 10.00 15.00 - 50,000 100,000 150,000

51 Strong Patent Protection • COM for VS - 6766 to 2027 & defactinib to 2028, Hatch Waxman should extend to 2032 • VS - 6766 intermittent dosing regimen until 2038 if granted • FAK/MEK combination to 2035 • VS - 6766/defactinib combination until 2040 if granted • Method of manufacture for VS - 6766 to 2032 • Other activity related to patent protection is ongoing and will continue into the future

52 Experienced Senior Management Team Brian Stuglik Chief Executive Officer Cathy Carew Chief Organizational Effectiveness Officer Louis Denis, M.D. Chief Medical Officer  Principal – HR Collaborative  Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan  CMO, Asana BioSciences  Boehringer - Ingelheim, Pfizer  Global VP & Chief Marketing Officer – Lilly Oncology  Founding Member – Proventus Health Solutions Daniel Paterson President and Chief Operating Officer Jonathan Pachter, Ph.D. Chief Scientific Officer  CEO – The DNA Repair Co. (now On - Q - ity)  PharMetrics (now IMS), Axion  Head of Cancer Biology – OSI (now Astellas)  Schering - Plough Rob Gagnon Chief Business and Financial Officer  CFO – Harvard Bioscience, Clean Harbors  VP of Finance – Biogen Idec Hagop Youssoufian, MSc, M.D. Head of Medical Strategy  CMO, BIND Therapeutics, EVP, Progenics,  CMO & EVP, Ziopharm Oncology, SVP, Imclone

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